Exhibit 99.20

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-J

KEY PERFORMANCE FACTORS
July 31, 1997



        Expected B Maturity                                        10/15/03


        Blended Coupon                                              5.8749%



        Excess Protection Level
          3 Month Average   4.63%
          July, 1997   4.54%
          June, 1997   4.85%
          May, 1997   4.51%


        Cash Yield                                  17.53%


        Investor Charge Offs                         4.92%


        Base Rate                                    8.07%


        Over 35 Day Delinquency                      4.47%


        Seller's Interest                           18.18%


        Total Payment Rate                          14.22%


        Total Principal Balance                     $30,179,392,749.44


        Investor Participation Amount               $1,000,000,000.00


        Seller Participation Amount                 $5,486,155,230.95